UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2005

(Exact name of registrant as specified in its charter): IndyMac ABS, Inc.

Delaware	333-127617	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(626) 535-5555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

This 8-K/A has, as attached, the Consent of KPMG LLP, the Consent of Ernst & Young LLP and the financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004 for the transaction referenced herein and supersedes the Consent of KPMG LLP, the Consent of Ernst & Young LLP and the financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004 filed earlier under Form 8-K December 8, 2005.

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K/A. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K/A and to their being referred to as “Experts” in the Prospectus Supplement relating to the IndyMac ABS, Inc., IndyMac Residential Mortgage-Backed Trust, Series 2005-L3, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

                 Exhibit No.               Description

23.1 23.2	Consent of KPMG LLP Consent of Ernst & Young LLP
99.1	Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.
99.2	Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2005

INDYMAC ABS, INC.

By:              /s / Victor Woodworth

Name:	Victor Woodworth
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

23.1 23.2	Consent of KPMG LLP Consent of Ernst & Young LLP
99.1	Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.
99.2	Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.